UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

The Gorman-Rupp Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 23, 2020.

The following Notice of Change of Location relates to the 2020 proxy statement (the “Proxy Statement”) of The Gorman-Rupp Company (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2020 and subsequently mailed or made available to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s Annual Meeting of Shareholders to be held on Thursday, April 23, 2020. These supplemental proxy materials are being filed with the SEC and made available to shareholders on April 9, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 23, 2020

To Our Shareholders:

Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of the Company’s shareholders, employees and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of The Gorman-Rupp Company (the “Company”) has been changed. The Company will hold its Annual Meeting in a virtual meeting format only, via webcast. As previously announced, the Annual Meeting will be held on Thursday, April 23, 2020 at 10:00 a.m. (EDT).

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close of business on March 2, 2020, the record date. To participate in and/or vote at the virtual Annual Meeting at www.proxydocs.com/GRC, shareholders must enter their control number found on their updated proxy card enclosed, or their proxy card previously mailed, prior to the deadline specified thereon. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and will also permit you to submit questions prior to the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the Annual Meeting.

By order of the Board of Directors,

The Gorman-Rupp Company

ANNUAL MEETING OF THE GORMAN-RUPP COMPANY

Date:	April 23, 2020
Time:	10:00 A.M. (Eastern Time)
Place:	Live via the internet at www.proxydocs.com/GRC

Please make your marks like this: ☒ Use dark black pencil or pen only

The Board of Directors recommends you vote FOR the following:

1:	Election of Directors

		For		Withhold

	01 Donald H. Bullock	☐		☐

	02 Jeffrey S. Gorman	☐		☐

	03 M. Ann Harlan	☐		☐

	04 Christopher H. Lake	☐		☐

	05 Sonja K. McClelland	☐		☐

	06 Vincent K. Petrella	☐		☐

	07 Kenneth R. Reynolds	☐		☐

	08 Rick R. Taylor	☐		☐

The Board of Directors recommends you vote FOR proposals 2. and 3.

		For	Against	Abstain

2:	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers.	☐	☐	☐

3:	Ratify the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2020.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon and conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.

TO ATTEND the Annual Meeting of The Gorman-Rupp Company, please visit http://www.proxydocs.com/GRC to register for the Virtual Annual Meeting.

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appear(s) hereon. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of The Gorman-Rupp Company

to be held on Thursday, April 23, 2020

for Holders as of March 2, 2020

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE
Go To
www.proxypush.com/GRC		(866) 390-5231
• Cast your vote online. • View Meeting Documents. Vote by 10:00 AM ET on 4/22/20 for shares held in the 401(k) Plan.	OR	• Use any touch-tone telephone.
• Have your Proxy Card/Voting Instruction Form ready.
• Follow the simple recorded instructions. Vote by 10:00 AM ET on 4/22/20 for shares held in the 401(k) Plan.

• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned shareholder(s) hereby appoint(s) Jeffrey S. Gorman and Brigette A. Burnell as Proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote all of The Gorman-Rupp Company Common Shares held of record on March 2, 2020 by the undersigned shareholder(s) at the Annual Meeting of Shareholders to be held on April 23, 2020, or at any adjournment or postponement thereof, as designated on the reverse.

401(k) Plan Participants, Please See Reverse Side for Important Details

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

PROXY TABULATOR FOR
THE GORMAN-RUPP COMPANY
P.O. BOX 8016
CARY, NC 27512-9903

IMPORTANT NOTICE TO PARTICIPANTS IN THE GORMAN-RUPP COMPANY 401(k) PLAN Bank of America Merrill Lynch, as Trustee of The Gorman-Rupp Company 401(k) Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by us as holder of record. We shall be pleased to vote your securities in accordance with your wishes if you will execute this form and return it to us promptly in the enclosed business reply envelope. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. For this meeting, the extent of our authority to vote your securities in the absence of your instructions, as directed by The Gorman-Rupp Company 401(k) Plan, is that securities for which no voting instructions have been given shall be voted in the same ratio as the ratio in which the total shares with respect to which timely directions were received were voted on such matters. In order to ensure that your 401(k) securities are voted as you wish, this proxy must be voted and received by 10:00 am, Eastern Time, April 22, 2020.	Proxy — The Gorman-Rupp Company Annual Meeting of Shareholders April 23, 2020, 10:00 A.M. (Eastern Time) This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints Jeffrey S. Gorman and Brigette A. Burnell (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of The Gorman-Rupp Company, an Ohio corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held live via the internet at www.proxydocs.com/GRC.

The purpose of the Annual Meeting is to take action on the following:

1.  Elect to the Board the nominees named in the Proxy Statement;

2.  Approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement;

3.  Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

4.  Conduct any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The eight nominees for director are: Donald H. Bullock, Jeffrey S. Gorman, M. Ann Harlan, Christopher H. Lake, Sonja K. McClelland, Vincent K. Petrella, Kenneth R. Reynolds and Rick R. Taylor.

The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” Proposals 2 and 3.

The shares represented by this proxy will be voted as directed or, if no direction is given, this proxy will be voted FOR proposals 1, 2, and 3. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.